Joint Filer Information

NAME: RCG Latitude Master Fund, Ltd.
----

ADDRESS:  c/o Ramius Capital Group, L.L.C.
-------   666 Third Avenue, 26th Floor
          New York, NY 10017


DESIGNATED FILER: Ramius Capital Group, L.L.C.
----------------

ISSUER AND TICKER SYMBOL: Baseline Oil & Gas Corp. (BOGA.OB)
------------------------

DATE OF EVENT REQUIRING STATEMENT: October 5, 2007
---------------------------------

                             Joint Filer Information

NAME: RCG PB, Ltd.
----

ADDRESS:  c/o Ramius Capital Group, L.L.C.
-------   666 Third Avenue, 26th Floor
          New York, NY 10017


DESIGNATED FILER: Ramius Capital Group, L.L.C.
----------------

ISSUER AND TICKER SYMBOL: Baseline Oil & Gas Corp. (BOGA.OB)
------------------------

DATE OF EVENT REQUIRING STATEMENT: October 5, 2007
---------------------------------

                            Joint Filer Information


NAME: Ramius Advisors, LLC
----

ADDRESS:  c/o Ramius Capital Group, L.L.C.
-------   666 Third Avenue, 26th Floor
          New York, NY 10017


DESIGNATED FILER: Ramius Capital Group, L.L.C.
----------------

ISSUER AND TICKER SYMBOL: Baseline Oil & Gas Corp. (BOGA.OB)
------------------------

DATE OF EVENT REQUIRING STATEMENT: October 5, 2007
---------------------------------

                             Joint Filer Information

NAME: C4S & Co., L.L.C.
----

ADDRESS:  c/o Ramius Capital Group, L.L.C.
-------   666 Third Avenue, 26th Floor
          New York, NY 10017


DESIGNATED FILER: Ramius Capital Group, L.L.C.
----------------

ISSUER AND TICKER SYMBOL: Baseline Oil & Gas Corp. (BOGA.OB)
------------------------

DATE OF EVENT REQUIRING STATEMENT: October 5, 2007
---------------------------------

                             Joint Filer Information

NAME: Peter A. Cohen
----

ADDRESS:  c/o Ramius Capital Group, L.L.C.
-------   666 Third Avenue, 26th Floor
          New York, NY 10017


DESIGNATED FILER: Ramius Capital Group, L.L.C.
----------------

ISSUER AND TICKER SYMBOL: Baseline Oil & Gas Corp. (BOGA.OB)
------------------------

DATE OF EVENT REQUIRING STATEMENT: October 5, 2007
---------------------------------

                             Joint Filer Information

NAME: Morgan B. Stark
----

ADDRESS:  c/o Ramius Capital Group, L.L.C.
-------   666 Third Avenue, 26th Floor
          New York, NY 10017


DESIGNATED FILER: Ramius Capital Group, L.L.C.
----------------

ISSUER AND TICKER SYMBOL: Baseline Oil & Gas Corp. (BOGA.OB)
------------------------

DATE OF EVENT REQUIRING STATEMENT: October 5, 2007
---------------------------------

                             Joint Filer Information

NAME: Thomas W. Strauss
----

ADDRESS:  c/o Ramius Capital Group, L.L.C.
-------   666 Third Avenue, 26th Floor
          New York, NY 10017


DESIGNATED FILER: Ramius Capital Group, L.L.C.
----------------

ISSUER AND TICKER SYMBOL: Baseline Oil & Gas Corp. (BOGA.OB)
------------------------

DATE OF EVENT REQUIRING STATEMENT: October 5, 2007
---------------------------------

                             Joint Filer Information

NAME: Jeffrey M. Solomon
----

ADDRESS:  c/o Ramius Capital Group, L.L.C.
-------   666 Third Avenue, 26th Floor
          New York, NY 10017


DESIGNATED FILER: Ramius Capital Group, L.L.C.
----------------

ISSUER AND TICKER SYMBOL: Baseline Oil & Gas Corp. (BOGA.OB)
------------------------

DATE OF EVENT REQUIRING STATEMENT: October 5, 2007
---------------------------------